SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20509

                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         May 13, 1998
                          Date of Report
                (Date of Earliest Event Reported)

               INTERNATIONAL HERITAGE, INCORPORATED
      (Exact Name of Registrant as Specified in its Charter)

     Nevada                   002-97690-D          84-1398635
(State or other juris-   (Commission File No.)    (IRS Employer
diction of incorporation)                           I.D. No.)

                          Carolina Place
                 2626 Glenwood Avenue, Suite 200
                  Raleigh, North Carolina 27608
             (Address of Principal Executive Offices)

                          (919)571-4646
                  Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Pritchett, Siler & Hardy, P.C., Certified Public Accountants, of Salt Lake City, Utah, audited the financial statements of the Company for the calendar years ended December 31, 1997 and 1996; these financial statements accompanied the Registrant's 10-KSB Annual Report for the year ended December 31, 1997, which was previously filed with the Securities and Exchange Commission.

          Eilers, Jones, Brown & McLeod, P.A., Certified Public Accountants, of Raleigh, North Carolina, were engaged on or about May 13, 1998, by the Board of Directors of the Company, to prepare the audited financial statements of the Company for the one year ended December 31, 1998, and to assist the Company in compiling its interim quarterly reports, based upon management's financial statements, which quarterly statements will promptly be filed with the Securities and Exchange Commission as part of the Company's 10-QSB Quarterly Report for the quarter ending March 31, 1998. A Form 12b-25 Notification of Late Filing with respect to the Form 10-QSB Quarterly Report was filed with the Securities and Exchange Commission on or about May 13, 1998.

          There were no disagreements between the Company and Pritchett, Siler & Hardy, P.C., whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

          The report of Pritchett, Siler & Hardy, P.C. did not contain any adverse opinion or disclaimer of opinion, and is not qualified or modified as to uncertainty, audit scope or accounting principles.

          During the Company's three most recent calendar years, and since then, neither Eilers, Jones, Brown & McLeod, CPAs, P.A., nor Pritchett, Siler & Hardy, P.C. has advised the Company that any of the following exists or is applicable:

          (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management;

          (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause them to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

          (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

          During the Company's three most recent calendar years and since then, the Company has not consulted Eilers, Jones, Brown & McLeod, CPAs, P.A., regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever; however, Eilers, Jones, Brown & McLeod, CPAs, P.A., are the accountants who audited the Financial Statements of International Heritage, Inc., a North Carolina corporation ("IHI-North Carolina"), and a majority owned subsidiary of the Company which was acquired on or about March 6, 1998 (see the 8-K Current Report of the Company dated March 6, 1998, previously filed with the Securities and Exchange Commission. This change of accountants was made because of the familiarity of Eilers, Jones, Brown & McLeod, CPAs, P.A., with the business operations of IHI-North Carolina, the principal operating subsidiary of the Company.

          The Company has provided Pritchett, Siler & Hardy, P.C. with a copy of the disclosure provided under this caption of this Report, and has advised it to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. A copy of its response is attached hereto and incorporated herein by this reference. See Item 7 of this Report.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Registrant's Directors.

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) None; not applicable.

          (b) None; Not applicable.

          (c) Exhibits.

Description                                Exhibit Number
-----------                                 --------------

Letter from Pritchett, Siler & Hardy, P.C.         16

Documents Incorporated by Reference
-----------------------------------

Form 8-K Current Report dated March 6, 1998

Item 8.   Change in Fiscal Year.

          None; not applicable.


                            SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         INTERNATIONAL HERITAGE, INCORPORATED

Date: 5/18/98            By/S/Stanley H. Van Etten
                         _______________________________________
                     Stanley H. Van Etten
                         President, CEO and Chairman of the Board